Exhibit 10.18


                              EXTENSION AGREEMENT


     This Extension Agreement is entered into as of the 5th day of March, 1996 by Metasyn, Inc., a Delaware corporation with its principal place of business located at 71 Rogers Street, Cambridge, Massachusetts 02142, USA ("Metasyn") and Summit Pharmaceuticals International Corporation, a Japanese corporation with its principal place of business located at Hirose 2nd Building, 3-19 Kandanishikicho, Chiyoda-ku, Tokyo 101 Japan ("Summit").

     WHEREAS, Metasyn and Sumitomo Corporation ("Sumitomo") entered into an Agency Agreement dated March 13, 1992, as amended by an Amendment dated
June 26, 1992 and further amended by an Amendment Agreement dated September 15, 1994 (collectively, the "Agreement");

     WHEREAS, Sumitomo assigned all of its rights and obligations under the Agreement to Summit as of October 1, 1995; and

     WHEREAS, Metasyn and Summit agree to extend the term of the Agreement for one year as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements as set forth in the Agreement, the parties agree as follows.

     1. Pursuant to Section 11.1 of the Agreement, the term of the Agreement is hereby extended to [ ]*.

     2. Except as expressly provided herein, all other terms and conditions of the Agreement shall continue to be effective and remain unchanged.

     IN WITNESS WHEREOF, the parties hereto have caused this Extension Agreement to be executed by their respective duly authorized representatives as of the date first written above.


                                   METASYN, INC.

                                   By:    /s/ Michael D. Webb
                                          -----------------------
                                   Name:      Michael D. Webb
                                          -----------------------
                                   Title: President and CEO
                                          -----------------------


                                   SUMMIT PHARMACEUTICALS
                                   INTERNATIONAL CORPORATION

                                   By:    /s/ Akikazu Tamai
                                          ------------------------

                                   Name:      Akikazu Tamai
                                          ------------------------
                                   Title:     President and CEO
                                          ------------------------

*Confidential information omitted and filed with the Commission